--------------------------------------------------------------------------------
Value Line Centurion Fund
--------------------------------

[PHOTO OMITTED]

Stephen E. Grant, Senior Portfolio Manager; Philip J. Orlando, CFA, Chief Investment Officer and Centurion Team Leader; and Alan N. Hoffman, CFA, Senior Portfolio Manager

Objective: Long-term growth of capital

Portfolio: At least 90% common stocks

Inception: November 15, 1983

Net Assets at June 30, 2002: $431,950,000

Q: For the first six months ended June 30, 2002, how did The Value Line Centurion Fund perform?

A: For the six months ended June 30, 2002, the Centurion Fund produced a loss of -10.65%,(1) compared with losses of -13.15% for the S&P 500 Index(2) and -24.84% for the NASDAQ Composite.(3)

      Although the equity market environment has been extraordinarily difficult so far this year for the third year in a row, the Fund's relative performance has consistently compared quite favorably with both the major equity market indices as well as our peers. According to Lipper Analytical Services,(4) the Fund was ranked 9th out of 142 funds (7th percentile) in its industry peer group of large-capitalization growth equity managers for the 12 months ended June 30, 2002. Taking a somewhat longer time perspective, Lipper ranked the Fund: 16th out of 126 funds (13th percentile) for the past two years; 15th out of 93 funds (17th percentile) for the past three years; 25th out of 67 funds (38th percentile) for the past five years; and 10th out of 25 funds (40th percentile) for the past decade.

Q: What was your investment strategy during this time period and what factors affected the Fund's performance?

A: One of the reasons for the Fund's favorable relative performance was our asset allocation strategy, in which we intentionally decided in September 2000 to underweight technology and telecommunications stocks. We were concerned about three issues. First, we believed that the demand for technology and telecommunications products and services was largely sated as a result of the global Y2K buildup during 1999. Second, we felt that valuations were rich for technology and telecommunication stocks. Third, we thought that the 8.3% rate of Gross Domestic Product (GDP)(5) growth in the U.S. in the fourth quarter of 1999 was an aberrant spike, and that as growth slowed to a more normal pace, the demand for technology and telecommunications would deteriorate further.

================================================================================
   "One of the reasons for the Fund's favorable relative performance was our asset allocation strategy, in which we intentionally decided in September 2000 to under weight technology and telecommunications stocks."
================================================================================

      We decided, instead, on a more defensive equity allocation, with sector emphasis on housing-related stocks, financial services, retailers, health care, and other consumer-related companies. We felt that despite the softness in the domestic economy, these companies would produce consistent revenues and earnings because of the demand for their products and services.

Q:    What is your outlook for the future?

A: Looking forward, we are certainly staring at the worst stock market environment in a generation, as all four of the major equity market indices have retraced to their September 21, 2001 terrorist lows. The NASDAQ Composite has lost three-quarters of its value since the peak of the Y2K bubble in March 2000, and it - as well as the S&P 500 Index, the Dow Jones Industrial Average
(DJIA)(6), and the Russell 2000 Index(7) - are trading at four-to-five year lows.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that the value of an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses.
(5) Gross Domestic Product (GDP) measures the value of goods and services produced in an economy. Real GDP is the gross domestic product adjusted for changes in price level. Real GDP growth is generally used as the basis to assess economic performance.
(6) The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity. The DJIA is not available for direct investment and its returns do not reflect fees and expenses and apply to mutual funds.
(7) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment and its returns do not reflect fees and expenses that apply to mutual funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The equity markets have disconnected between positive economic and corporate earnings fundamentals, on the one hand, and negative investor psychology, on the other. The recession is over, and GDP recovered to 5.0% in the first quarter of 2002. Despite a softer-than-expected 1.1% rate of GDP growth in the second quarter of 2002, we are expecting sustainable quarterly gains of perhaps 2% to 3% for the second half of the year. Corporate profits are improving sequentially, with the second quarter posting positive surprises that are outnumbering negative surprises by a ratio of four to one. We are forecasting strong third quarter 2002 earnings per share due to favorable year-to-year comparisons, aggressive share-repurchase programs, and improved operating leverage due to layoffs, plant closings, the repayment of high-rate debt, and sharply higher productivity.

      But the pendulum of investor psychology has simply swung too far to the negative side. Investors are gripped with fear regarding a domestic crisis of confidence involving corporate, accounting, and brokerage scandals, and the geopolitical risks are even more unsettling.

      We believe that the equity market is in the process of capitulating. With the 10-year Treasury note yielding only 4.21% and with the S&P 500 Index trading at less than 14 times estimated 2003 earnings, it would appear that the market is more than 40% fundamentally undervalued. While it is impossible to predict the precise timing of when the negative thoughts of investors will dissipate, as long as the economy and the profits cycle continue to improve, lower equity prices make for a better longer-term buying opportunity. The ever-present financial-market forces of Fear and Greed are struggling in a psychological tug of war, and, for now at least, Fear is winning. But that won't last forever.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
----------------------------------------

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
1 Year ...............................................................  (16.56)%
3 Years ..............................................................   (8.84)%
5 Years ..............................................................    3.38%
10 Years .............................................................   10.48%
Since Inception (11/15/83) ...........................................   10.94%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that the value of an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Portfolio Composition by Economic Sector
                               as of June 30, 2002

   [The following table was depicted as a pie chart in the printed material.]

                      Consumer Discretionary           29.47%
                      Materials                         0.48%
                      Cash and Equivalents              3.52%
                      Energy                            1.16%
                      Financials                       13.35%
                      Consumer Staples                  6.71%
                      Industrials                      12.09%
                      Health Care                      21.80%
                      Technology                       11.42%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 2002

                                                                   Percent of
     Company                                                    Total Net Assets
--------------------------------------------------------------------------------
 1.  Citigroup Inc.                                                    2.69%
--------------------------------------------------------------------------------
 2.  Harley Davidson Inc.                                              2.37%
--------------------------------------------------------------------------------
 3.  Nike Inc.                                                         2.11%
--------------------------------------------------------------------------------
 4.  American Axle & Mfg Hld. Inc.                                     2.07%
--------------------------------------------------------------------------------
 5.  Commerce Bancorp Inc.                                             2.05%
--------------------------------------------------------------------------------
 6.  Centex Corp.                                                      2.01%
--------------------------------------------------------------------------------
 7.  Federal Nat'l Mort. Assoc.                                        1.96%
--------------------------------------------------------------------------------
 8.  Medimmune Inc.                                                    1.83%
--------------------------------------------------------------------------------
 9.  Johnson & Johnson                                                 1.81%
--------------------------------------------------------------------------------
10.  KB HOME                                                           1.79%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
--------------------------------------

Schedule of Investments
June 30, 2002 (Unaudited)

-------------------------------------------------------------------------------
Common Stocks -- 96.5%
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
Advertising -- 1.1%
   100,000   Omnicom Group, Inc.                                  $   4,580,000
-------------------------------------------------------------------------------
Aerospace/Defense -- 1.2%
   100,000   L-3 Communications Holdings, Inc.*                       5,400,000
-------------------------------------------------------------------------------
Auto Parts -- 2.1%
   300,000   American Axle & Manufacturing
               Holdings, Inc.*                                        8,922,000
-------------------------------------------------------------------------------
Bank -- 3.5%
   200,000   Commerce Bancorp, Inc.                                   8,840,000
   140,000   State Street Corp.                                       6,258,000
                                                                  -------------
                                                                     15,098,000
-------------------------------------------------------------------------------
Bank - Midwest -- 1.1%
    70,000     Fifth Third Bancorp                                    4,665,500
-------------------------------------------------------------------------------
Beverage - Soft Drink -- 1.7%
   150,000   PepsiCo, Inc.                                            7,230,000
-------------------------------------------------------------------------------
Computer & Peripherals -- 1.2%
   200,000   Dell Computer Corp.*                                     5,228,000
-------------------------------------------------------------------------------
Computer Software & Services -- 4.4%
    50,000   Automatic Data Processing, Inc.                          2,177,500
   100,000   Microsoft Corp.*                                         5,470,000
   400,000   Networks Associates, Inc.*                               7,708,000
   175,000   Veritas Software Corp.*                                  3,463,250
                                                                  -------------
                                                                     18,818,750
-------------------------------------------------------------------------------
Drug -- 6.1%
   100,000   Cephalon, Inc.*                                          4,520,000
   200,000   IDEC Pharmaceuticals Corp.*                              7,090,000
   300,000   MedImmune, Inc.*                                         7,920,000
   200,000   Pfizer, Inc.                                             7,000,000
                                                                  -------------
                                                                     26,530,000
-------------------------------------------------------------------------------
Educational Services -- 1.4%
   150,000   Education Management Corp.*                              6,109,500
-------------------------------------------------------------------------------
Electrical Equipment -- 1.3%
   200,000   General Electric Co.                                     5,810,000
-------------------------------------------------------------------------------
Entertainment Technology -- 1.5%
   100,000   Electronic Arts Inc.*                                    6,605,000
-------------------------------------------------------------------------------
Financial Services - Diversified -- 11.2%
   100,000   American International Group, Inc.                       6,823,000
   100,000   Block (H.& R.), Inc.                                     4,615,000
   300,000   Citigroup, Inc.                                         11,625,000
   200,000   Concord EFS, Inc.*                                       6,028,000
   100,000   Federal Home Loan Mortgage Corp.                         6,120,000
   115,000   Federal National Mortgage
               Association                                            8,481,250
    50,000   SLM Corp.                                                4,845,000
                                                                  -------------
                                                                     48,537,250
-------------------------------------------------------------------------------
Food Wholesalers -- 1.0%
   150,000   SYSCO Corp.                                              4,083,000
-------------------------------------------------------------------------------
Furniture/Home Furnishings -- 1.4%
   100,000   Mohawk Industries, Inc.*                                 6,153,000
-------------------------------------------------------------------------------
Home Appliance -- 0.8%
    50,000   Whirlpool Corp.                                          3,268,000
-------------------------------------------------------------------------------
Homebuilding -- 8.4%
   150,000   Centex Corp.                                             8,668,500
   225,000   D.R. Horton, Inc.                                        5,856,750
   150,000   Hovanian Enterprises, Inc.*                              5,382,000
   150,000   KB Home                                                  7,726,500
    75,000   Lennar Corp.                                             4,590,000
    75,000   Pulte Homes, Inc.                                        4,311,000
                                                                  -------------
                                                                     36,534,750
-------------------------------------------------------------------------------
Household Products -- 2.6%
   100,000   Colgate-Palmolive Co.                                    5,005,000
   225,000   Yankee Candle Co., Inc.*                                 6,095,250
                                                                  -------------
                                                                     11,100,250
-------------------------------------------------------------------------------
Internet -- 1.4%
   100,000   eBay, Inc.*                                              6,162,000
-------------------------------------------------------------------------------
Medical Services -- 6.5%
   175,000   Healthsouth Corp.*                                       2,238,250
   120,000   Laboratory Corp. of America
               Holdings*                                              5,478,000
   100,000   Oxford Health Plans, Inc.*                               4,646,000
   150,000   Sunrise Assisted Living, Inc.*                           4,020,000
   100,000   Tenet Healthcare Corp.*                                  7,155,000
    50,000   UnitedHealth Group, Inc.                                 4,577,500
                                                                  -------------
                                                                     28,114,750
-------------------------------------------------------------------------------
Medical Supplies -- 8.2%
   200,000   Biomet, Inc.                                             5,424,000
   100,000   Cardinal Health, Inc.                                    6,141,000
    91,300   CONMED Corp.*                                            2,038,729
   200,000   Fisher Scientific International, Inc.*                   5,600,000
   150,000   Johnson & Johnson                                        7,839,000
   100,000   Medtronic, Inc.                                          4,285,000
    75,000   Stryker Corp.                                            4,013,250
                                                                  -------------
                                                                     35,340,979
-------------------------------------------------------------------------------
Office Equipment and Supplies -- 0.9%
   200,000   Staples, Inc.*                                           3,940,000
-------------------------------------------------------------------------------
Oilfield Services/Equipment -- 1.2%
  130,000    Noble Corporation*                                       5,018,000
-------------------------------------------------------------------------------
Packaging and Container -- 0.5%
   300,000   Crown Cork & Seal Co., Inc.*                             2,055,000
-------------------------------------------------------------------------------
Pharmacy Services -- 2.3%
   200,000   AdvancePCS*                                              4,788,000
   100,000   Express Scripts, Inc. Class "A"*                         5,011,000
                                                                  -------------
                                                                      9,799,000
-------------------------------------------------------------------------------
Railroad -- 1.6%
   200,000   CSX Corp.                                                7,010,000
-------------------------------------------------------------------------------
Recreation -- 3.8%
   200,000   Harley-Davidson, Inc.                                   10,254,000
   300,000   Mattel, Inc.                                             6,324,000
                                                                  -------------
                                                                     16,578,000
-------------------------------------------------------------------------------
Restaurant -- 1.7%
   300,000   Darden Restaurants, Inc.                                 7,410,000
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
Retail Building Supply -- 2.9%
   150,000   Home Depot, Inc. (The)                               $   5,509,500
   150,000   Lowe's Companies, Inc.                                   6,810,000
                                                                  -------------
                                                                     12,319,500
-------------------------------------------------------------------------------
Retail - Special Lines -- 2.2%
   100,000   Bed Bath & Beyond Inc.*                                  3,774,000
   150,000   Best Buy Co., Inc.*                                      5,445,000
    14,100   Linens `n Things, Inc.*                                    462,621
                                                                  -------------
                                                                      9,681,621
-------------------------------------------------------------------------------
Retail Store -- 3.5%
   100,000   Kohl's Corp.*                                            7,008,000
   100,000   Target Corp.                                             3,810,000
    75,000   Wal-Mart Stores, Inc.                                    4,125,750
                                                                  -------------
                                                                     14,943,750
-------------------------------------------------------------------------------
Shoe -- 2.1%
   170,000   Nike, Inc. Class "B"                                     9,120,500
-------------------------------------------------------------------------------
Telecommunications Equipment -- 2.1%
   300,000   Polycom, Inc.*                                           3,597,000
   200,000   QUALCOMM Incorporated*                                   5,498,000
                                                                  -------------
                                                                      9,095,000
-------------------------------------------------------------------------------
Tobacco -- 1.5%
   150,000   Philip Morris Companies, Inc.                            6,552,000
-------------------------------------------------------------------------------
Trucking/Transportation Leasing -- 2.1%
   250,000   Heartland Express, Inc.*                                 5,982,500
   100,000   Hunt (J.B.) Transport Services, Inc.*                    2,952,000
                                                                  -------------
                                                                      8,934,500
-------------------------------------------------------------------------------
Total Common Stocks
  and Total Investment Securities -- 96.5%
  (Cost $354,653,443)                                               416,747,600
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreement -- 3.9%
(including accrued interest)
-------------------------------------------------------------------------------
Principal
Amount                                                                     Value
-------------------------------------------------------------------------------
$16,900,000  Collateralized by $13,170,000 U.S.
               Treasury Bonds, 8.125%, due
               8/15/19, with a value of
               $17,246,628 (with Morgan Stanley
               Dean Witter & Co., 1.80%, dated
               6/28/02, due 7/1/02, delivery
               value $16,902,535)                                 $  16,902,535
-------------------------------------------------------------------------------
Excess of Liabilities Over
  Cash and Other Assets -- (-0.4%)                                   (1,700,928)
-------------------------------------------------------------------------------
Net Assets -- 100.0%                                              $ 431,949,207
-------------------------------------------------------------------------------
Net Asset Value Per Outstanding Share
  ($431,949,207 / 24,529,901 shares outstanding)                  $       17.61
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
--------------------------------------

Statement of Assets
and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
  Investment securities, at value
    (cost $354,653,443)                                           $ 416,747,600
  Repurchase agreement (cost $16,902,535)                            16,902,535
  Cash                                                                   67,038
  Dividends receivable                                                  231,175
  Receivable for capital shares sold                                      3,191
  Prepaid insurance expense                                              19,130
                                                                  -------------
    Total Assets                                                    433,970,669
                                                                  -------------

LIABILITIES:
  Payable for securities purchased                                    1,517,371
  Payable for capital shares repurchased                                179,081
  Accrued expenses:
    Advisory fee                                                        182,633
    GIAC administrative service fee                                      93,000
    Other                                                                49,377
                                                                  -------------
      Total Liabilities                                               2,021,462
                                                                  -------------
      Net Assets                                                  $ 431,949,207
                                                                  =============

NET ASSETS CONSIST OF:
  Capital stock, at $1.00 par value
    (authorized 50,000,000, outstanding
    24,529,901 shares)                                            $  24,529,901
  Additional paid-in capital                                        382,579,842
  Accumulated net investment loss                                      (141,914)
  Accumulated net realized loss on investments                      (37,112,779)
  Net unrealized appreciation of investments                         62,094,157
                                                                  -------------
  Net Assets                                                      $ 431,949,207
                                                                  =============

Net Asset Value Per Outstanding Share
  ($431,949,207 / 24,529,901 shares outstanding)                  $       17.61
                                                                  =============

Statement of Operations
Six Months Ended
June 30, 2002 (Unaudited)

INVESTMENT INCOME:
  Dividends                                                       $   1,326,892
  Interest                                                               98,223
                                                                  -------------
    Total Income                                                      1,425,115
                                                                  -------------

  Expenses:
    Investment advisory fee                                           1,203,078
    GIAC administrative service fee                                     210,859
    Trading service expense                                              76,219
    Custodian fees                                                       27,647
    Auditing and legal fees                                              26,841
    Insurance and dues                                                   12,288
    Directors' fees and expenses                                         11,158
    Taxes and other                                                         303
                                                                  -------------
      Total Expenses Before Custody Credits                           1,568,393
      Less: Custody Credits                                              (1,364)
                                                                  -------------
      Net Expenses                                                    1,567,029
                                                                  -------------
  Net Investment Loss                                                  (141,914)
                                                                  -------------

NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
    Net realized loss                                                  (954,350)
    Change in net unrealized appreciation                           (52,122,208)
                                                                  -------------
  Net Realized Loss and Change in Net
    Unrealized Appreciation on Investments                          (53,076,558)
                                                                  -------------
      NET DECREASE IN NET ASSETS
        FROM OPERATIONS                                           $ (53,218,472)
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                       Six Months
                                                   Ended June 30,       Year Ended
                                                             2002     December 31,
                                                      (Unaudited)             2001
                                                    -------------    -------------
Operations:
  Net investment (loss) income                      $    (141,914)   $   1,202,591
  Net realized loss on investments                       (954,350)     (31,164,465)
  Change in net unrealized appreciation               (52,122,208)     (88,930,964)
                                                    -------------    -------------
  Net decrease in net assets from operations          (53,218,472)    (118,892,838)
                                                    -------------    -------------

Distributions to Shareholder:
  Net investment income                                        --         (987,603)
  Net realized gain from investment transactions               --      (73,859,536)
  Tax return of capital                                        --       (1,815,538)
                                                    -------------    -------------
  Total distributions                                          --      (76,662,677)
                                                    -------------    -------------

Capital Share Transactions:
  Proceeds from sale of shares                          8,572,780       26,737,626
  Proceeds from reinvestment of dividends
    and distributions to shareholder                           --       76,662,677
  Cost of shares repurchased                          (47,207,991)    (117,344,672)
                                                    -------------    -------------
  Net decrease from capital share transactions        (38,635,211)     (13,944,369)
                                                    -------------    -------------

Total Decrease in Net Assets                          (91,853,683)    (209,499,884)

NET ASSETS:
  Beginning of period                                 523,802,890      733,302,774
                                                    -------------    -------------
  End of period                                     $ 431,949,207    $ 523,802,890
                                                    =============    =============

Accumulated Net Investment Loss, at End of Period   $    (141,914)   $          --
                                                    =============    =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
--------------------------------------

Notes to Financial Statements
June 30, 2002 (Unaudited)

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions

      It is the Fund's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Investments

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments adjusted for amortization of discount and premium, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

----------------------------------------------
2 -- Capital Share Transactions, Dividends and
     Distributions
----------------------------------------------

      Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                               Six Months Ended     Year Ended
                                                June 30, 2002      December 31,
                                                 (unaudited)            2001
                                               ----------------    ------------
Shares sold                                          448,658          1,187,949
Shares issued in reinvestment
  of dividends and distributions                          --          3,865,994
                                                 -----------        -----------
                                                     448,658          5,053,943
Shares repurchased                                 2,491,033          5,393,015
                                                 -----------        -----------
Net decrease                                      (2,042,375)          (339,072)
                                                 ===========        ===========
Dividends per share from net
  investment income                              $        --        $       .04
                                                 ===========        ===========
Distributions per share from net
  realized gains                                 $        --        $     3.065
                                                 ===========        ===========

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                           Six Months Ended
                                             June 30, 2002
                                              (unaudited)
                                           ----------------
PURCHASES:
 Investment Securities                       $288,048,765
                                             ============

SALES:
 Investment Securities                       $329,040,962
                                             ============

-----------------
4 -- Income Taxes
-----------------

      At June 30, 2002, information on the tax components of capital is as follows: (unaudited)

         Cost of investments for tax purposes                     $ 376,686,581
                                                                  -------------
         Gross tax unrealized appreciation                        $  82,365,736
           Gross tax unrealized depreciation                        (25,402,181)
                                                                  -------------
           Net tax unrealized appreciation on
             investments                                          $  56,963,555
                                                                  -------------
           Capital loss carryforward,
             expires December 31, 2009                            $ (28,439,040)
                                                                  -------------

      Net realized gains/losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales. To the extent future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

--------------------------------------------------
5 -- Investment Advisory Contract, Management
     Fees and Transactions with Interested Parties
--------------------------------------------------

      An advisory fee of $1,203,078 was paid or payable to Value Line, Inc. (the "Adviser"), the Fund's investment adviser, for the six months ended June 30, 2002. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Fund during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc., (the "Distributor" and a registered broker/dealer) are also officers and directors of the Fund. For the six months ended June 30, 2002 the Fund reimbursed the Distributor $76,219 for trading services it performed on behalf of the Fund.

      The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the six months ended June 30, 2002, the Fund incurred expenses of $210,859 in connection with such services rendered by GIAC.

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                                                                             125

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
--------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

                                         Six Months Ended                           Years Ended December 31,
                                           June 30, 2002     -------------------------------------------------------------------
                                           (unaudited)           2001           2000           1999           1998          1997
                                         ---------------------------------------------------------------------------------------
Net asset value, beginning of period .....   $  19.71        $  27.25       $  36.09       $  30.44       $  25.52      $  24.83
                                             --------        --------       --------       --------       --------      --------
Income from investment operations:
  Net investment income ..................       (.01)            .05            .04            .03            .09           .09
  Net (losses) gains on securities
    (both realized and unrealized) .......      (2.09)          (4.48)         (3.69)          8.13           6.67          5.30
                                             --------        --------       --------       --------       --------      --------
  Total from investment operations .......      (2.10)          (4.43)         (3.65)          8.16           6.76          5.39
                                             --------        --------       --------       --------       --------      --------

Less distributions:
  Dividends from net investment income ...         --            (.04)          (.03)          (.09)          (.09)         (.09)
  Distributions from realized gains ......         --           (3.00)         (5.16)         (2.42)         (1.75)        (4.61)
  Tax return of capital ..................         --            (.07)            --             --             --            --
                                             --------        --------       --------       --------       --------      --------
  Total distributions ....................         --           (3.11)         (5.19)         (2.51)         (1.84)        (4.70)
                                             --------        --------       --------       --------       --------      --------
Net asset value, end of period ...........   $  17.61        $  19.71       $  27.25       $  36.09       $  30.44      $  25.52
                                             --------        --------       --------       --------       --------      --------
Total return** ...........................     (10.65)%+       (16.35)%       (12.47)%        28.23%         27.47%        21.39%
                                             --------        --------       --------       --------       --------      --------
Ratios/supplemental data:
  Net assets, end of period (in thousands)   $431,949        $523,803       $733,303       $971,372       $815,207      $720,091
  Ratio of expenses to average net assets        0.65%*(1)        .59%(1)        .59%(1)        .59%(1)        .59%(1)       .60%(1)
  Ratio of net investment income to
    average net assets ...................       (.06)%*         0.20%          0.12%          0.08%          0.31%         0.35%
  Portfolio turnover rate ................         61%+           141%            76%            64%           112%           85%

*     Annualized
+     Not annualized
** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.
(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

                       See notes to financial statements.

--------------------------------------------------------------------------------


126